    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 7, 1999

                                                     REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                       AIRNET COMMUNICATIONS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                            3663                             59-3218138
(STATE OR OTHER JURISDICTION OF     (PRIMARY STANDARD INDUSTRIAL              (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)             IDENTIFICATION NO.)

                                100 RIALTO PLACE
                                   SUITE 300
                            MELBOURNE, FLORIDA 32901
                                 (407) 953-6600
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                               GERALD Y. HATTORI
                       AIRNET COMMUNICATIONS CORPORATION
                                100 RIALTO PLACE
                                   SUITE 300
                            MELBOURNE, FLORIDA 32901
                                 (407) 953-6600
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

               JOHN G. IGOE, ESQ.                                PHILIP J. BOECKMAN, ESQ.
              EDWARDS & ANGELL, LLP                               CRAVATH, SWAINE & MOORE
               250 ROYAL PALM WAY                                    825 EIGHTH AVENUE
              PALM BEACH, FL 33480                                  NEW YORK, NY 10019
                 (561) 833-7700                                       (212) 474-1000

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effectiveness of this Registration Statement.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-87693

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE
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
                  TITLE OF EACH CLASS OF                           AMOUNT TO BE                 AMOUNT OF
                SECURITIES TO BE REGISTERED                        REGISTERED(1)           REGISTRATION FEE(2)
-----------------------------------------------------------------------------------------------------------------
Common Stock, par value $.001 per share....................         $6,325,000                  $1,669.80
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee and computed under Rule 457(o) under the Securities Act of 1933.

(2) The Company previously registered an aggregate of $82,225,000 of shares of Common Stock on Registration Statement on Form S-1, as amended (File No. 333-87693), for which a total filing fee of $22,859 was previously paid.
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

     THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement relates to the public offering of Common Stock of the Registrant contemplated by the Registration Statement on Form S-1, as amended, File No. 333-87693 (the "Prior Registration Statement"), and is being filed for the sole purpose of registering additional securities of the same class as were included in the Prior Registration Statement. This Registration Statement incorporates by reference the contents of the Prior Registration Statement.

                                 CERTIFICATION

     The Registrant hereby certifies to the Securities and Exchange Commission that (i) it has instructed its bank to pay the SEC the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the SEC's account at Mellon Bank as soon as practicable (but no later than the close of business on December 7, 1999), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than December 7, 1999.

ITEM 16. EXHIBITS

     A. EXHIBITS:

  EXHIBIT
   NUMBER                     DESCRIPTION OF DOCUMENT
  -------                     -----------------------
    5.1     Opinion of Edwards & Angell, LLP regarding legality of the
            Common Stock.
   23.1     Consent of Edwards & Angell, LLP (included in Exhibit 5.1).
   23.2     Consent of Deloitte & Touche LLP.
   23.3     Consent of Ernst & Young LLP.
  *24.1     Power of Attorney.

---------------
     * Incorporated by reference from the Prior Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Melbourne, State of Florida, on December 6, 1999.

                                          AIRNET COMMUNICATIONS CORPORATION

                                          By:                  *
                                            ------------------------------------
                                              Name: R. Lee Hamilton, Jr.
                                              Title: President and Chief
                                              Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on December 6, 1999.

                         *                     Director, President and Chief Executive Officer
---------------------------------------------
            R. Lee Hamilton, Jr.

              /s/ GERALD Y. HATTORI            Vice President of Finance, Chief Financial Officer,
---------------------------------------------  Treasurer and Secretary
              Gerald Y. Hattori

                        *                      Director
---------------------------------------------
                Joel P. Adams

                        *                      Director
---------------------------------------------
               James W. Brown

                        *                      Director
---------------------------------------------
              Robert M. Chefitz

                        *                      Director
---------------------------------------------
              Richard G. Coffey

                                               Director
---------------------------------------------
              Bruce R. DeMaeyer

                        *                      Director
---------------------------------------------
              Milo D. Harrison

                        *                      Director
---------------------------------------------
             J. Douglass Mullins

         *By: /s/ GERALD Y. HATTORI
   --------------------------------------
     Gerald Y. Hattori, Attorney-in-Fact

     The Power of Attorney granted by each director and Mr. Hamilton as President and CEO was included in the Prior Registration Statement and filed as an exhibit thereto.

                                 EXHIBIT INDEX

  EXHIBIT
   NUMBER                     DESCRIPTION OF DOCUMENT
  -------                     -----------------------
    5.1     Opinion of Edwards & Angell, LLP regarding legality of the
            Common Stock.
   23.1     Consent of Edwards & Angell, LLP (included in Exhibit 5.1).
   23.2     Consent of Deloitte & Touche LLP.
   23.3     Consent of Ernst & Young LLP.
  *24.1     Power of Attorney.

---------------
     * Incorporated by reference from the Prior Registration Statement.